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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 27, 2000


                                 PERRIGO COMPANY
                        ---------------------------------
               (Exact name of registrant as specified in charter)



   MICHIGAN                      0-19725                        38-2799573
---------------                ------------                  ----------------
(State of other                (Commission                   (I.R.S. Employer
Jurisdiction of                File Number)                   Identification
 Incorporation)                                               Number)


515 Eastern Avenue, Allegan, Michigan                  49010
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:
(616) 673-8451
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         ITEM 5.  Other Events

                  The Perrigo Company announced that its Board of Directors has appointed David T. Gibbons, a former Rubbermaid and 3M executive, as President and Chief Executive Officer, effective May 1, 2000. He will also become a director of the Company. Michael Jandernoa, who served as Chief Executive Officer since 1986, will remain Chairman of the Board, a position he has held since 1991.

                  Mr. Gibbons, 56, comes to Perrigo, having served as President of Rubbermaid Europe from 1997 to 1999 and as President of Rubbermaid Home Products from 1995 to 1997. Prior to joining Rubbermaid, he served in a variety of general management, sales, and marketing positions in his 27-year career with 3M.









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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERRIGO COMPANY
                                            (Registrant)



                                            By:  /s/Douglas R. Schrank
                                                 ------------------------------
Dated: April 27, 2000                            Douglas R. Schrank
                                                 Executive Vice President and
                                                 Chief Financial Officer